UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2008

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Definitive Material Contract.

Effective as of March 31, 2008 (the “Effective Date”), two wholly owned subsidiaries of Heelys, Inc. (the “Company”) entered into agreements to change the arrangements regarding the distribution of Heelys-branded footwear and products (“Products”) in Germany and Austria.

Termination Agreement

Heeling Sports Limited (“HSL”) entered into a Termination Agreement (the “Termination Agreement”) with The Territory Distribution GmbH, a German Company (the “Distributor”), and Achim Lippoth, a German individual and the sole owner of the Distributor (“Lippoth”), to terminate a Distributor Agreement between HSL and the Distributor (the “Distributor Agreement”).  Under the Termination Agreement:

•                                          HSL agreed to purchase from the Distributor all of the Distributor’s inventory of unsold Products and other specified assets of the Distributor (the “Purchase Items”) for the Distributor’s cost of the Purchase Items.

•                                          HSL agreed to purchase from the Distributor all of the unshipped orders for Products on the Distributor’s order book as of the Effective Date (the “Unshipped Orders”) for a price equal to the Distributor’s net wholesale margin on the Unshipped Orders.  The purchase price will be payable to the Distributor on or before the end of the month following HSL’s receipt of payment for the Products shipped in response to all Unshipped Orders.

•                                          The Distributor and Lippoth agreed, until March 31, 2010, not to directly or indirectly engage in, or enter into any business relationship with any person or entity engaged in, any business that uses, imports, distributes, sales, or manufactures any products that compete with any of the Products anywhere in the world.

•                                          The Distributor and Lippoth jointly and severally agreed to retain, release HSL and its affiliates from, and indemnify HSL and its affiliates against all liabilities incurred by the Distributor relating to all commissions and other amounts payable to the Distributor’s sales agents or others relating to the Unshipped Orders and all liabilities arising out of or in connection with any and all of the Distributor’s actions or omissions under or relating to the Distributor Agreement.

Consulting Agreements

Heeling Sports EMEA, a Belgian company (SPRL) (“EMEA”), entered into two consulting agreements, one with The Sansean Group Limited (“Sansean”), and one with Lippoth.

The consulting services to be provided by Sansean under its consulting agreement (the “Sansean Agreement”) consist primarily of making available to EMEA the customer lists and other intangible assets of Sansean that would be useful in developing the “Heelys” brand and distribution business in Germany and Austria (the “Sansean Territory”) and promoting interest in, and the sales and use of, Products in the Sansean Territory.  Under the Sansean Agreement, EMEA will pay Sansean consulting fees as set forth in the Sansean Agreement.

The Sansean Agreement will remain in effect until EMEA sells 500,000 net pairs of Heelys-wheeled footwear in the Sansean Territory.  In addition, EMEA may terminate the Sansean Agreement, and any further payment obligations thereunder, earlier if there is any theft, misappropriation, or misdirection of

EMEA’s funds, property, or business opportunities by Sansean or any of its employees or affiliates or if Sansean commits any material violation of the Sansean Agreement.

The consulting services to be rendered by Lippoth under his consulting agreement (the “Lippoth Agreement”) consist primarily of making available to EMEA the customer lists and other intangible assets of Lippoth that would be useful in developing the “Heelys” brand and distribution business and promoting interest in, and the sales and use of, Products in Germany and the European Union.  During the term of the Lippoth Agreement, which expires March 31, 2009, EMEA shall pay Lippoth consulting fees as set forth in the Lippoth Agreement and shall reimburse Lippoth for his reasonable and pre-approved business and travel expenses.  EMEA may terminate the Lippoth Agreement, and the payment obligations thereunder, at any time upon any felony conviction of Lippoth; any theft, misappropriation, or misdirection of EMEA’s funds, property, or business opportunities by Lippoth; Lippoth’s material violation of the Lippoth Agreement; or the Distributor’s violation of the Termination Agreement.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on information currently available to the Company’s management as well as management’s assumptions and beliefs. These statements include statements regarding the Company’s assessment of the claims described above and are generally identified by the use of words such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereof, similar expressions, or discussions of strategy. These forward-looking statements reflect the Company’s current views with respect to future events, based on what we believe are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those described in or implied by the forward-looking statements as a result of risks and uncertainties, including, without limitation, the fact that substantially all of the Company’s net sales are generated by one product, continued changes in fashion trends and consumer preferences and general economic conditions, the Company’s intellectual property may not restrict competing products that infringe on its patents from being sold, the Company’s dependence on independent manufacturers, the Company may not be able to successfully introduce new product categories, the outcome of lawsuits filed against the Company, which could have a material adverse effect on the Company, and additional factors which are detailed in the Company’s filings with the Securities and Exchange Commission, including the Risk Factors contained in the Company’s Annual Report on Form 10-K. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this Report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: April 10, 2008	By:	/s/ Michael W. Hessong
Michael W. Hessong
Chief Financial Officer